UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

ZEROSTACK CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 King Street West, Suite 2400
 Toronto, Ontario, Canada M5H 3Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	ZSTK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2026, the independent members of the board of directors (the "Board") of ZeroStack Corp. (the "Company") granted (i) 500,000 stock options to Daniel Reis-Faria, Chief Executive Officer of the Company (the "Reis-Faria Options"), (ii) 250,000 stock options to Mr. Dany Vaiman, Chief Financial Officer of the Company (the "Vaiman Options") and (iii) 500,000 stock options to Mr. Michael Heinrich, the Executive Chairman of the Board (the "Heinrich Options" and together with the Reis-Faria Options and Vaiman Options, the "Stock Options").

The Stock Options are (a) unexercisable until seven calendar days after the closing of the transactions contemplated by the Share Exchange Agreement by and among the Company, Texas Blocker Corp. and stockholders of Texas Blocker Corp. named on Schedule A thereto and (b) subject to forfeiture, unless the Company's shareholders approve the grant of Stock Options at the Company's annual and special meeting of shareholders to be held on or about July 13, 2026.

The Stock Options will be exercisable at $5.10 per share and have a term of 10 years from issuance. The Stock Options will vest based on the volume weighted average price of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$7.65
20%	$10.20
20%	$12.75
20%	$15.30
20%	$17.85

The Form of Stock Option Agreement for the Stock Options is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Stock Options in this Current Report on Form 8-K is only a summary and is qualified in its entirety by reference to the actual terms of the Form of Stock Option Agreement.

Item 9.01. Exhibits.

Exhibit	Description
10.1	Form of Stock Option Agreement, dated May 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROSTACK CORP.
(Registrant)

Dated: May 6, 2026
By: /s/ Dany Vaiman
Dany Vaiman
Chief Financial Officer